UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 28, 2005


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-11181                    94-2579751
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02 - RESULTS OF OPERATION AND FINANCIAL CONDITION

            On April 28, 2005, we issued a press release announcing our financial results for the three-month period ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            We will host a conference call on April 28, 2005, at 11:00 a.m. EST to review our financial results for the three-month period ended March 31, 2005. The call may be accessed via a live audio web cast on our web site at www.proiris.com or at www.vcall.com, or through a dial-in telephone number at 1-800-817-2743 (reference: IRIS International conference call). International callers should dial 913-981-4915.

            A replay of the web cast of the conference call will be archived in the Investor Relations section of our web site at www.proiris.com. A telephone replay will be available through May 5, 2005, at 1-888-203-1112; conference call ID 5463293 (or 719-457-0820 for international callers).

            The  information in Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release dated April 28, 2005, published by IRIS International, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IRIS INTERNATIONAL, INC.



Date:    April 28, 2005              By:   /S/ MARTIN G. PARAVATO
                                           ----------------------------------
                                               Martin G. Paravato
                                               Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press  Release  dated  April  28,  2005,   published  by  IRIS
                  International, Inc.


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